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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K

         Current Report Pursuant to Section 13 or 15 (d) of
                 The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): November 14, 1997



                          KAMAN CORPORATION
         (Exact name of issuer as specified in its charter)





Connecticut                 0-1093                06-0613548
(State of                   (Commission           (I.R.S.
Incorporation)              File Number)          Employer
                                                  Identification
                                                  No.)






                       1332 Blue Hills Avenue
                        Bloomfield, CT 06002
              (Address of principal executive offices)

 Registrant's telephone number, including area code:  (860) 243-7100

                           Not Applicable
    (Former name or former address, if changes since last report)

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Item 5.  Other Events.

On November 14, 1997, the Company announced that it had entered into a definitive agreement with ITT Industries, Inc. for the sale of Kaman Sciences Corporation, the Company's defense related sciences subsidiary, to ITT Industries for $135 million in cash. The transaction has been approved by the boards of directors of both companies and is subject to customary conditions, including the receipt of all required regulatory approvals. The Company expects to complete the transaction by year end.

Item 7. Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired.
        Not Applicable.

(b)     Pro Forma Financial Information.
        Not Applicable.

(c)     Exhibits.

        The following document is filed as an Exhibit to this
Report:

        Exhibit 99 - Press Release of the Company, dated November 14,
1997.


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                             SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf, by the undersigned, thereunto duly authorized.


                                 KAMAN CORPORATION

                                 By:  Robert M. Garneau
                                      Executive Vice President and
                                      Chief Financial Officer



Dated: November 17, 1997


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                            EXHIBIT INDEX




   Exhibit          Description

     99             Press Release of the Company, dated November 14,
                    1997





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